PURPLE BEVERAGE COMPANY, INC.

SUBSCRIPTION AGREEMENT

Purple Beverage Company, Inc. 450 E.
Las Olas Blvd., Suite 830 Ft.
Lauderdale, Florida 33301
Attn: Theodore Farnsworth, CEO

Dear Mr. Farnsworth:

The undersigned, Jay-2 Investments, LLC, a California limited liability company, hereby subscribes to purchase the securities (the “Securities”) of Purple Beverage Company, Inc., a Nevada corporation (the “Company”), consisting of a promissory note in the face amount of $1,000,000 (the “Note”), in the form attached hereto as Exhibit A; not less than 200,000 shares (the “Shares”) of the Company’s $.001 par value Common Stock (“Common Stock”); a two-year warrant, in the form attached hereto as Exhibit B (the “A Warrant”), to purchase up to 200,000 shares of the Company’s Common Stock (the number of shares of the Company’s Common Stock underlying the A Warrant to be calculated on a pro rata basis as determined by the face amount of the Note) at an exercise price of $2.00 per underlying share (the “Initial Warrant Exercise Price”), in accordance with this agreement. This subscription may be rejected in whole or in part by the Company, in its sole and absolute discretion for any cause or for no cause.

If, between the date that the undersigned has completed the subscription procedures as set forth in this Subscription Agreement and the date on which such subscription is accepted by the Company pursuant to section 5, below, the Company subdivides or combines its issued and outstanding shares, the number of Shares set forth here and above, the number of shares represented by the A Warrant, and the Initial Warrant Exercise Price shall be proportionately adjusted. Any questions regarding this document or the investment described herein should be directed to Theodore Farnsworth, Chief Executive Officer, Purple Beverage Company, Inc., 450 E. Las Olas Blvd., Suite 830, Ft. Lauderdale, Florida 33301; telephone: (877) 347-3836 X 210, fax: (954) 462-8758; e-mail: tfarnsworth@drinkpurple.com.

1. Purchase. Subject to the terms and conditions hereof, the undersigned hereby irrevocably agrees to purchase the Securities, consisting of (a) the Note with an initial face amount of $1,000,000; (b) that number of Shares set forth on the Signature Page (such Shares valued at the 10-trading-day Volume Weighted Average Price, with the final such trading day being the trading day immediately preceding the execution of this Subscription Agreement by the undersigned, but in no event, valued at less than $2.00 per Share); and (c) an A Warrant to purchase up to 200,000 shares of Common Stock, for an aggregate subscription price of $1,000,000, and tenders such purchase price by means of a check (cashiers, certified, or personal), money order, or wire transfer made payable to: “Purple Beverage Company, Inc.” The wire transfer instructions are:

Wachovia Bank
350 East Las Olas Blvd., Suite 830
Fort Lauderdale, FL 33301
954-462-8382

Name: Purple Beverage Company, Inc.
Routing#: 067 006 432
Account#: 200 003 459 5990

2. Representations and Warranties of the Purchaser. The undersigned hereby makes the following representations and warranties to the Company, and the undersigned agrees to indemnify, hold harmless, and pay all causes of action, lawsuits, debts, controversies, damages, claims, demands and judgments (including litigation expenses and reasonable attorneys’ fees) up to an amount not to exceed $1,000,000 and the net proceeds from the sale of the Shares and Common Stock issuable upon exercise of the A Warrants, incurred by the Company, and its past and present officers, directors, employees, agents, successors and assigns, whether or not under federal or state securities laws, arising out of or in connection with the undersigned’s misrepresentation or breach of any of the representations and warranties set forth herein, including, without limitation,

(a)
The undersigned is the sole and true party in interest and is not purchasing the Securities for the benefit of any other person and has not granted any other person any right or option or any participation or beneficial interest in any of the Securities;

(b)
The undersigned confirms receipt and careful review of all written material provided by, or on behalf of, the Company in respect of its business and prospects, and all information provided by the Company to its stockholders and the undersigned in respect of its business and prospects, including all attachments and exhibits thereto The undersigned understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by the undersigned upon reasonable notice. The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. The undersigned confirms that it has obtained sufficient information, in its judgment or that of its independent purchaser representative, if any, to evaluate the merits and risks of this investment. The undersigned confirms that it has had the opportunity to obtain such independent legal and tax advice and financial planning services as the undersigned has deemed appropriate prior to making a decision to subscribe for the Securities. In making a decision to purchase the Securities, the undersigned has relied exclusively upon its experience and judgment, or that of its purchaser representative, if any, upon such independent investigations as it, or they, deemed appropriate, and upon information provided by the Company in writing or found in the books, records, or documents of the Company and available at the EDGAR website of the Securities and Exchange Commission (the “SEC”);

(c)
In evaluating the suitability of this investment the undersigned has not relied upon any representations or other information (whether oral or written), other than that furnished to the undersigned by the Company or its representatives or available at the EDGAR website of the SEC. The undersigned acknowledges and represents that no representations or warranties have been made to the undersigned by the Company or its directors, officers or any agents or representatives with respect to the business of the Company, the financial condition of the Company and/or the economic, tax or any other aspect or consequence of the purchase of the Securities and the undersigned has not relied upon any information concerning the Company, written or oral, other than supplied to the undersigned by the Company or available at the EDGAR website of the SEC;

(d)
The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of an evaluation of the merits and risks of the undersigned’s investment in the Securities;

(e)
THE UNDERSIGNED IS AWARE THAT AN INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND SUBJECT TO SUBSTANTIAL RISKS. The undersigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a sustained and orderly public market, and limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future. The undersigned has the financial ability to bear the economic risks of its investment, has adequate means of providing for its current needs and personal contingencies, and has no need for liquidity in this investment. The undersigned’s commitment to investments that are not readily marketable is not disproportionate to its net worth, and this investment will not cause such overall commitment to become excessive;

(f)
The offer to sell the Securities was directly communicated to the undersigned by such a manner that the undersigned, or his purchaser representative, if any, was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of this transaction. At no time, except in connection and concurrently with such communicated offer, was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising;

(g)
The Securities are being acquired solely for the undersigned’s own account for investment, and are not being purchased with a view towards resale, distribution, subdivision, or fractionalization thereof;

(h)
The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon exemptions from regulation for non-public offerings. The undersigned understands that the Securities or any interest therein may not be, and agrees that the Securities or any interest therein will not be, resold or otherwise disposed of by the undersigned unless the Securities are subsequently registered under the Securities Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available

(i)	The undersigned has been informed of and understands the following.

(1)	There are substantial restrictions on the transferability of the Securities;

(2)	No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Securities;

(j)
None of the following information has ever been represented, guaranteed, or warranted to the undersigned, expressly or by implication by any broker, the Company, or agent or employee of the foregoing, or by any other person:

(1)	The approximate or exact length of time that the undersigned will be required to remain a holder of the Securities;

(2)	The amount of consideration, profit, or loss to be realized, if any, as a result of an investment in the Company;

(3)
That the past performance or experience of the Company; its officers, directors, associates, agents, affiliates, or employees; or any other person will in any way indicate or predict economic results in connection with the plan of operations of the Company or the return on the investment;

(k)	The undersigned has not distributed any information relating to this investment to anyone other than its members representative, and legal, tax and financial advisors, if any;

(l)
The undersigned hereby agrees to indemnify the Company and to hold it harmless from and against any and all liability, damage, cost, or expense, including its attorneys’ fees and costs, up to an amount not to exceed $1,000,000 and the net proceeds from the sale of the Shares and Common Stock issuable upon exercise of the A Warrants, incurred on account of or arising out of.

(1)	Any material inaccuracy in the declarations, representations, and warranties hereinabove set forth;

(2)	The disposition of the Securities or any part thereof by the undersigned, contrary to the foregoing declarations, representations, and warranties;

(3)	Any action, suit, or proceeding based upon:

(i)	the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or

(ii)	the disposition of the Securities or any part thereof.

The foregoing representations, warranties, agreements, undertakings and acknowledgements are made by the undersigned with the intent that they be relied upon in determining the undersigned’s suitability as a purchaser of the Securities. In addition, the undersigned agrees to notify the Company immediately of any change in any representation, warranty or other information that occurs prior to the issue date of the Securities.

3. Transferability. Prior to the issue date of the Securities, the undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned’s interest in this Subscription Agreement except to a subsidiary or affiliate of the undersigned.

4. Accredited Investor; Off-Shore Transaction; Not a U.S. Person. The undersigned is an “accredited investor,” as that term is defined in Rule 501(c) of Regulation D promulgated under the Securities Act.

5. Acknowledgements, Understandings, and Agreements of the Purchaser. The undersigned acknowledges, understands, and agrees that

(a)	The Company reserves the right to reject all, but not less than all of this subscription in its sole and absolute discretion for any cause or for no cause;

(b)
The undersigned will be promptly notified by the Company whether this subscription has been accepted, and if not accepted in whole, the Company will promptly pay and the undersigned agrees to accept the return of all of the funds tendered to the Company as a refund or a return, and in either case without interest thereon or deduction therefrom;

(c)	The Securities shall be deemed issued and owned by the undersigned upon the Company’s receipt of the purchase price therefor and its acceptance thereof;

(d)
The Securities (and their component parts) have not been registered under the Securities Act or any other applicable securities laws, by reason of their issuance in a transaction that does not require registration thereunder (based in part on the accuracy of the representations and warranties of the undersigned contained herein), and that the Securities must be held indefinitely unless a subsequent disposition is registered as required or is exempt from such registration;

(e)
The SEC currently takes the position that coverage of short sales of shares of the Company’s Common Stock “against the box” prior to the effective date of a Registration Statement registering the re-sale of the Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance of the SEC; and

(f)	The undersigned shall not use any of the Shares to cover any short sales made prior to the effective date of such registration statement

6. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

(a)
Due Incorporation. The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes hereof, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties, or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. As of the date hereof, the Company does not have any Subsidiaries.

(b)	Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)
Authority; Enforceability. This Agreement, the Note, the Shares, the A Warrant, and all other agreements delivered together with this Agreement or in connection herewith to which the Company is a party (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)
Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company and Subsidiaries as of the date of this Agreement is set forth in the Company’s Registration Statement on Form S-1, Pre-Effective Amendment No. 2 (the “S-1”), as filed with the SEC on July 2, 2008. Subject to a standard threshold of materiality, there are no outstanding agreements or preemptive or similar rights affecting the Common Stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or Subsidiaries or other equity interest in the Company or Subsidiaries except as described therein.

(e)
Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, Subsidiaries or any of their Affiliates, the OTC Bulletin Board (“OTCBB”) or the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities and the shares of Common Stock issuable upon exercise of the A Warrants (“Warrant Shares”). The Transaction Documents and the Company’s performance of its obligations thereunder have been approved by the Company’s Board of Directors.

(f)
No Violation or Conflict. Assuming the representations and warranties of the undersigned and the acknowledgements, understandings, and agreements of the undersigned contained herein are true and correct, neither the issuance and sale of the Securities and Warrant Shares nor the performance of the Company’s obligations under the Transaction Documents by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, (C) the terms of any bond, debenture, note, or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust, or other instrument to which the Company is a party, by which the Company is bound, or to which any property of the Company is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or other agreement to which the Company, or any of its Affiliates is a party or obligor, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company except as described herein; or

(iii) result in the acceleration of the due date of any obligation of the Company; or

(iv) will result in the triggering of any piggy-back registration rights, ratchet, anti-dilution, price reset or similar rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g)	The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and Warrant Shares, such Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the Securities Act and resold pursuant to an effective registration statement will be free trading and unrestricted;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

(iv) will not subject the holders thereof to personal liability by reason of solely being such holders.

(h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, which litigation, if adversely determined, would have a Material Adverse Effect

(i)
No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or Warrant Shares or affect the price at which the Securities or Warrant Shares may be issued or resold.

(j)
Information Concerning Company. Since the dates of the most recent financial statements included in the S-1, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed therein. The S-1, including the exhibits and financial statements included therewith, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

(k)
Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale, or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the undersigned.

(l)
Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is not in (i) default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition, or similar matters, or (iii) violation of any statute, rule, or regulation of any governmental authority which violation would have a Material Adverse Effect.

(m)
No General Solicitation. The Company, and to its knowledge, no person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(n)
No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company business since the date of the most recent audited financial statements of the Company contained in the S-1, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect

(o)
No Undisclosed Events or Circumstances. Since the date of the most recent audited financial statements of the Company contained in the S-1, no event or circumstance has occurred or exists with respect to the Company or its business, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to fourteen days after the date hereof by the Company but which has not been so publicly announced or disclosed in the S-1.

(p)
Dilution. The Company’s executive officers and director understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities and Warrant Shares will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the A Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

(q)
No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(r)	Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s)
Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment, or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(t)
Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the SEC during the preceding twelve months.

(u)
Quotation. The Company’s Common Stock is quoted on the OTCBB under the symbol PPBV. The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for continued quotation on the OTCBB nor that it does not meet all requirements for the continuation of such listing. The Company satisfies all of its requirements for the continued quotation of its Common Stock on the OTCBB.

(v)	DTC Status. The Company’s transfer agent is a participant in, and the Common Stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program.

(w)
Company Predecessor and Subsidiaries. All representations made by or relating to the Company of a historical or prospective nature and all undertakings contained herein shall, if applicable, relate, apply, and refer to the Company and the Subsidiaries and their respective predecessors.

(x)
Solvency. Based on the financial condition of the Company as of June 30, 2008 after giving effect to the receipt by the Company of the purchase price of the Securities, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; and (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. To the best knowledge of the Company, no event has occurred that would make the foregoing representations inaccurate as of the date this Subscription Agreement is accepted by the Company. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(y)
Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the undersigned prior to the date the Securities are delivered to the undersigned, shall be true and correct in all material respects as such date; provided, that, if such representation or warranty is made as of a different date in which case such representation or warranty shall be true as of such date.

(z)	Survival. The foregoing representations and warranties shall survive the date on which the undersigned’s subscription has been accepted by the Company.

7. Covenants of the Company. The Company covenants and agrees with the undersigned as follows:

(a)
Stop Orders. The Company will advise the undersigned, within 24 hours after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority, of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)
Listing/Quotation. The Company shall promptly secure the quotation or listing of the Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as the A Warrant is outstanding. The Company will maintain the quotation or listing of its Common Stock on the OTCBB, American Stock Exchange, National Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the undersigned copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of on which the Company has accepted the undersigned’s subscription, the OTCBB is the Principal Market

(c)
Market Regulations. The Company shall notify the SEC, the Principal Market, and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the undersigned and promptly provide copies thereof to the undersigned.

(d)
Filing Requirements. From the date of this Subscription Agreement and until three (3) years thereafter (unless the Shares and the Warrant Shares have been resold or transferred by the undersigned pursuant to a registration statement, if any, or pursuant to Rule 144, [the date of occurrence of the second such event being the “End Date”]), the Company will (A) cause its Common Stock to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, and (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or Section 12(g) of the 1934 Act, if the Company is not subject to such reporting requirements. The Company will not take any action or file any document (whether or not permitted by the Securities Act or the 1934 Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under said acts until the End Date. Until the End Date, the Company will take no action and will not refrain from taking any action that would cause the listing or quotation of the Common Stock on all Principal Markets to cease and will comply in all respects with the Company’s reporting, filing, and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company agrees to timely file a Form D with respect to the transaction contemplated hereby, if required under Regulation D, and to provide a copy thereof to the undersigned promptly after such filing.

(e)
Reservation. Prior to the Closing Date, and at all times thereafter, the Company shall have reserved, on behalf of the undersigned, from its authorized but unissued Common Stock, a number of share of Common Stock equal to the amount of Warrant Shares issuable upon exercise of the A Warrant.

(f)
DTC Program. At all times that the A Warrant is outstanding, the Company will employ as the transfer agent for the Common Stock, Shares and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program.

(g)
Taxes. From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges, or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

(h)
Insurance. From the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion, and other risks customarily insured aga[i]nst by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured less reasonable deductible amounts; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(i)
Books and Records. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true, and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(j)
Governmental Authorities. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(k)
Intellectual Property. From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights, and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(l)
Properties. From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions, and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(m)
Confidentiality/Public Announcement. From the date of this Agreement and until the End Date, the Company agrees that it will not disclose publicly or privately the identity of the undersigned unless expressly agreed to in writing by the undersigned but only to the extent required by law and then only upon five days prior notice to the undersigned.

(n)
Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will at any time provide the undersigned or its agent or counsel with any information that the Company believes constitutes material non-public information. The Company understands and confirms that the undersigned shall be relying on the foregoing representations in effecting transactions in securities of the Company. In the event that the Company believes that a notice or communication to the undersigned contains material, nonpublic information, relating to the Company or Subsidiaries, the Company shall so indicate to the undersigned contemporaneously with delivery of such notice or information. In the absence of any such indication, the undersigned shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

(o)
Notices. For so long as the undersigned holds any of the Note, the Shares, the A Warrant, or the Warrant Shares, the Company will maintain a United States address and United States fax number for notices purposes under the Transaction Documents.

(p)
No Loans Senior. Until the Note has been repaid in full, the Company will not permit any person to become a creditor, whose obligations are senior to the obligations of the Company as set forth in the Note; provided, however, that the Company may incur obligations senior to those of the Note in respect of secured trade payables and those in favor of licensed commercial lenders, in each case incurred in the ordinary course of the Company’s business; provided, further, that the Company’s obligation to its Chief Financial Officer in the principal amount of $93,000 shall be deemed to be senior to the Company’s obligations under the note, which $93,000 obligation shall be paid in full concurrently with the acceptance of this Agreement by the Company. Except as described in the previous sentence, no creditor or person has rights to payment from the Company or to the Company’s assets upon distribution which rights are senior to the rights of the undersigned upon acceptance of this Subscription Agreement by the Company except for amounts that, as of the date such obligation was incurred or the date on which such obligation will be incurred, are secured by assets of equal or greater value in commercial arrangements incurred in the normal course of business.

(q)
The Company agrees to indemnify, hold harmless, reimburse and defend the undersigned, the undersigned’s officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the undersigned or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any material representation or warranty by Company in any Transaction Document, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any material covenant or undertaking to be performed by the Company under any Transaction Document, or any other agreement entered into by the Company and the undersigned relating hereto.

(r)
In the event commencing one hundred and eighty-one (181) days after the date this Subscription Agreement is accepted by the Company and ending one year after such acceptance, the undersigned is not permitted to resell any of the Shares or Warrant Shares without any restrictive legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Subscriber of Rule 144(b)(1) under the 1933 Act (as in effect and the date on which such subscription is accepted by the Company pursuant to section 5, above) (a “144 Default”), for any reason except for the undersigned’s status as an Affiliate or “control person” of the Company, then the Company shall pay the undersigned as liquidated damages (“Liquidated Damages”) and not as a penalty an amount equal to one and one-half percent (1.5%) for each thirty (30) days (or such lesser pro-rata amount for any period less than thirty (30) days) of the purchase price of the Shares and Warrant Shares owned by the Subscriber during the pendency of the 144 Default. For purposes of this Section 7(r), the purchase price of the Shares will be deemed to be Two Dollars ($2.00) per Share. The purchase price of actually held Warrant Shares will be the aggregate exercise price thereof. Liquidated Damages must be paid in cash within ten (10) days after each thirty (30) day period or shorter period for which Liquidated Damages are payable.

8. State Securities Laws. The Company represents that based on the accuracy of the representations and warranties of the undersigned contained herein, the offering and sale of the Securities is exempt from qualification under the securities laws of the State of California.

9. Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a “purchaser” pursuant to Regulation D promulgated under the Securities Act or any state law does hereby make and join in making all of the covenants, representations, and warranties made by the undersigned.

10. Acceptance. Execution and delivery of this Subscription Agreement shall constitute an irrevocable offer to purchase the Securities indicated, which offer may be accepted or rejected in whole but not in part by the Company in its sole and absolute discretion for any cause or for no cause which if rejected must be so rejected within twenty-four hours after delivery to the Company. Acceptance of this offer by the Company shall be indicated by its execution hereof.

11. Miscellaneous. The following provisions relate and apply to each of the Transaction Documents and are deemed incorporated in each such other agreement regardless of the actual agreement referred to.

(a)
Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Purple Beverage Company, Inc, 450 E. Las Olas Blvd., #830, Ft Lauderdale, Florida 33301, Attn: Theodore Farnsworth, President, facsimile: (954) 462-8758, with an additional copy by facsimile only (which shall not constitute notice) to: Bryan Cave LLP, 1900 Main Street, Suite 700, Irvine, CA 92614, Attn: Randolf W. Katz, Esq., facsimile: (949) 223-7100, (ii) if to the undersigned, to: the address and facsimile number indicated on the signature page hereto, with an additional copy by facsimile only (which shall not constitute notice)to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

(b)
Entire Agreement Assignment. This Subscription Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the undersigned. Neither the Company nor the undersigned has relied on any representations not contained or referred to in this Subscription Agreement and the documents delivered herewith. No right or obligation of the Company or undersigned shall be assigned without prior notice to and the written consent of the other party.

(c)
Counterparts/Execution. This Subscription Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Subscription Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)
Law Governing Subscription Agreement. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Subscription Agreement shall be brought only in the state courts of California or in the federal courts located in the state of California, Los Angeles county. The parties to this Subscription Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Subscription Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Subscription Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)
Specific Enforcement, Consent to Jurisdiction. The Company and undersigned acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Subscription Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 11(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in California of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)
Damages. In the event the undersigned is entitled to receive any liquidated damages pursuant to the Transaction Documents, the undersigned may elect to receive the greater of actual damages or such liquidated damages.

(g)
Maximum Payments. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the undersigned and thus refunded to the Company.

(h)
Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(i)
Captions: Certain Definitions. The captions of the various sections and paragraphs of this Subscription Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Subscription Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Subscription Agreement. As used in this Subscription Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)
Severability. In the event that any term or provision of this Subscription Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Subscription Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Subscription Agreement

(k)
Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

The undersigned desires to take title in the Securities as an individual. The exact spelling of name(s) under which title to the Securities shall be taken, and the exact location for delivery of the Securities, is (please print):

Names(s)	JAY-2 INVESTMENTS, LLC

(address)	137 North Larchmont Boulevard, #484
Los Angeles, California 90004
Fax Number:

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

Purchase Price subscribed:	$1,000,000	Face Amount of Note:	$1,000,000
		Number of Shares subscribed:	200,000
		Number of A warrants:	200,000

JAY-2 INVESTMENTS, LLC
Name of Purchaser(s) (Please print or type)

Signature

Signature

Social Security/Tax Identification Number:

Mailing Address:	137 North Larchmont Boulevard, #484
Los Angeles, CA 90004
Fax Number:

Executed at ______________________________, this 16th day of July, 2008.
(location)

SUBSCRIPTION ACCEPTED:

PURPLE BEVERAGE COMPANY, INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth, Chief Executive Officer

DATE: July 16, 2008